Exhibit 10.2

FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT dated as of February 1, 2016 (this “Amendment”) is entered into among EARTHLINK HOLDINGS CORP., a Delaware corporation (the “Borrower”), the Guarantors, the Lenders party hereto and REGIONS BANK, in its capacities as Administrative Agent and Collateral Agent.  All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders and Regions Bank, in its capacities as Administrative Agent and Collateral Agent, entered into that certain Amended and Restated Credit Agreement dated as of May 29, 2013 (as amended, modified, supplemented or extended from time to time, including pursuant to that certain First Amendment to Credit Agreement dated as of December 31, 2013, that certain Second Amendment to Credit Agreement dated as of November 19, 2014, that certain Third Amendment to Credit Agreement dated as of May 11, 2015 and that certain Fourth Amendment to Credit Agreement dated as of February 1, 2016, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders (by act of the Required Lenders) amend the Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Amendment to Credit Agreement.  Section 7.9 of the Credit Agreement is amended by deleting the “and” following clause (b) thereof, replacing the “.” at the end of clause (c) with “; and” and amending clause (d) thereof to read as follows:

(d)                                 the sale of its information technology services business through the sale of 100% of the Equity Interests of EarthLink Managed Services, LLC (or all or substantially all of its assets); provided that (i) the consideration received in connection with such sale shall be in an amount at least equal to the fair market value thereof (determined in good faith by the board of directors of the Borrower or by a duly authorized committee of such board of directors), (ii) no less than 80% of the consideration received by the Borrower or any of its wholly-owned Subsidiaries in connection with such sale shall be paid in cash or Cash Equivalents, (iii) before and after giving effect to such sale, (A) no Default or Event of Default shall exist and (B) the Credit Parties shall be in compliance with Section 7.8 on a Pro Forma Basis (including after giving effect to such sale) and (iv) such sale does not give rise to a breach, default or event of default under the terms of the indentures (and supplements thereto) applicable to the Senior Secured Notes or the 2019 Notes.

2.                                      Authorization to Release Assets.  The Lenders (by action of the Required Lenders) hereby authorize the Administrative Agent and the Collateral Agent, upon consummation of the sale of EarthLink Managed Services, LLC (“EMS LLC”) in accordance with Section 7.9(d) of the Credit Agreement, to execute and deliver to the Borrower or its designees, on behalf of the Administrative Agent, the Collateral Agent, the Lenders and the other holders of the Obligations, documentation giving effect to the release of the assets of EMS LLC (and, if such sale includes the sale of the Equity Interests of EMS LLC, the Equity Interests of EMS LLC) as Collateral and, if such sale includes the sale of the Equity Interests of EMS LLC, the release of EMS LLC as a Guarantor, a Grantor (as defined in the

Security Agreement) and a Pledgor (as defined in the Pledge Agreement) (the “Requested Release”), as may be reasonably requested by the Borrower.  In furtherance of the authorization in the preceding sentence, the Lenders (by action of the Required Lenders) hereby acknowledge and agree that (a) the sale of the Equity Interests of EMS LLC (or all or substantially all of its assets) shall be deemed to be, and shall constitute, a “sale or other disposition permitted under the Credit Documents” as contemplated by Section 10.10(a)(i) of the Credit Agreement and (b) the Requested Release is authorized by Section 10.10(a).

3.                                      Conditions Precedent.  This Amendment shall be effective upon satisfaction of the following conditions precedent:

(a)                                 receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Guarantors, the Required Lenders and the Administrative Agent; and

(b)                                 payment by the Borrower of the out-of-pocket costs and expenses of the Administrative Agent and Collateral Agent, including without limitation, the fees and expenses of Moore & Van Allen, PLLC.

4.                                      Miscellaneous.

(a)                                 Each of the Credit Parties hereby (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) ratifies and affirms its obligations under the Credit Documents, (iii) agrees that (A) its obligations under each of the Credit Documents to which it is party shall remain in full force and effect according to their terms and (B) this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Credit Documents.

(b)                                 Each of the Credit Parties hereby represents and warrants as follows:

(i)                                     Such Credit Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(ii)                                  This Amendment has been duly executed and delivered by such Credit Parties and constitutes such Credit Party’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii)                               No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Credit Party of this Amendment.

(c)                                  Each of the Credit Parties represents and warrants to the Administrative Agent and the Lenders that (i) the representations and warranties of the Credit Parties set forth in Section 5 of the Credit Agreement and in each other Credit Document are (A) with respect to representations and warranties that contain a materiality qualification, true and correct (after giving effect to such materiality qualification set forth therein) and (B) with respect to representations and warranties that do not contain a materiality qualification, true and correct in all material respects, on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(d)                                 This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart of this Amendment by telecopy or other secure electronic format (.pdf) shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(e)                                  This Amendment shall be deemed to be, and is, a “Credit Document.”

(f)                                   This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:	EARTHLINK HOLDINGS CORP.,
a Delaware corporation

	By:	/s/ Louis M. Alterman
	Name:	Louis M. Alterman
	Title:	Executive Vice President, Chief Financial Officer

GUARANTORS:	BTI TELECOM CORP.
BUSINESS TELECOM OF VIRGINIA, INC.
BUSINESS TELECOM, LLC
CHOICE ONE COMMUNICATIONS OF CONNECTICUT INC.
CHOICE ONE COMMUNICATIONS OF MAINE INC.
CHOICE ONE COMMUNICATIONS OF MASSACHUSETTS INC.
CHOICE ONE COMMUNICATIONS OF NEW YORK INC.
CHOICE ONE COMMUNICATIONS OF OHIO INC.
CHOICE ONE COMMUNICATIONS OF PENNSYLVANIA INC.
CHOICE ONE COMMUNICATIONS OF RHODE ISLAND INC.
CHOICE ONE COMMUNICATIONS OF VERMONT INC.
CHOICE ONE COMMUNICATIONS RESALE L.L.C.
CHOICE ONE OF NEW HAMPSHIRE INC.
CONNECTICUT BROADBAND, LLC
CONNECTICUT TELEPHONE & COMMUNICATION SYSTEMS, INC.
CONVERSENT COMMUNICATIONS LONG DISTANCE, LLC
CONVERSENT COMMUNICATIONS OF CONNECTICUT, LLC
CONVERSENT COMMUNICATIONS OF MAINE, LLC
CONVERSENT COMMUNICATIONS OF MASSACHUSETTS, INC.
CONVERSENT COMMUNICATIONS OF NEW HAMPSHIRE, LLC
CONVERSENT COMMUNICATIONS OF NEW JERSEY, LLC
CONVERSENT COMMUNICATIONS OF NEW YORK, LLC
CONVERSENT COMMUNICATIONS OF PENNSYLVANIA, LLC

EARTHLINK HOLDINGS CORP.
FIFTH AMENDMENT

CONVERSENT COMMUNICATIONS OF RHODE ISLAND, LLC
CONVERSENT COMMUNICATIONS OF VERMONT, LLC
CONVERSENT COMMUNICATIONS RESALE L.L.C.
CTC COMMUNICATIONS CORP.
CTC COMMUNICATIONS OF VIRGINIA, INC.
DELTACOM, LLC
EARTHLINK, LLC
EARTHLINK BUSINESS HOLDINGS, LLC
EARTHLINK BUSINESS, LLC
EARTHLINK CARRIER, LLC
EARTHLINK MANAGED SERVICES, LLC
EARTHLINK SHARED SERVICES, LLC
LIGHTSHIP TELECOM, LLC
US XCHANGE INC.
US XCHANGE OF ILLINOIS, L.L.C.
US XCHANGE OF INDIANA, L.L.C.
US XCHANGE OF MICHIGAN, L.L.C.
US XCHANGE OF WISCONSIN, L.L.C.

By:	/s/ Louis M. Alterman
Name:	Louis M. Alterman
Title:	Executive Vice President, Chief Financial Officer

EARTHLINK HOLDINGS CORP.
FIFTH AMENDMENT

ADMINISTRATIVE AGENT
AND COLLATERAL AGENT:	REGIONS BANK,
as Administrative Agent and Collateral Agent

	By:	/s/ Stephen A. Brothers
	Name:	Stephen A. Brothers
	Title:	Managing Director

EARTHLINK HOLDINGS CORP.
FIFTH AMENDMENT

LENDERS:	REGIONS BANK,
as a Lender

	By:	/s/ Stephen A. Brothers
	Name:	Stephen A. Brothers
	Title:	Managing Director

EARTHLINK HOLDINGS CORP.
FIFTH AMENDMENT

FIFTH THIRD BANK, AN OHIO BANKING CORPORATION
as a Lender

By:	/s/ Dan Komitor
Name:	Dan Komitor
Title:	Senior Relationship Manager

EARTHLINK HOLDINGS CORP.
FIFTH AMENDMENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Judith E. Smith
Name:	Judith E. Smith
Title:	Authorized Signatory

By:	/s/ D. Andrew Maletta
Name:	D. Andrew Maletta
Title:	Authorized Signatory

EARTHLINK HOLDINGS CORP.
FIFTH AMENDMENT

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ Anca Trifan
Name:	Anca Trifan
Title:	Managing Director

DEUTSCHE BANK AG NEW YORK BRANCH
as a Lender

By:	/s/ Michael Winters
Name:	Michael Winters
Title:	Vice President

EARTHLINK HOLDINGS CORP.
FIFTH AMENDMENT

JFIN REVOLVER CLO 2014 LTD.,

By:	Jefferies Finance LLC, as Portfolio Manager

By:	/s/ J. Paul McDonnell
Name:	J. Paul McDonnell
Title:	Managing Director

EARTHLINK HOLDINGS CORP.
FIFTH AMENDMENT

JFIN REVOLVER CLO 2015, LTD.

By:	Jefferies Finance LLC, as Portfolio Manager

By:	/s/ J. Paul McDonnell
Name:	J. Paul McDonnell
Title:	Managing Director

EARTHLINK HOLDINGS CORP.
FIFTH AMENDMENT

JFIN REVOLVER CLO 2015 II, LTD.

By:	Jefferies Finance LLC, as Portfolio Manager

By:	/s/ J. Paul McDonnell
Name:	J. Paul McDonnell
Title:	Managing Director

EARTHLINK HOLDINGS CORP.
FIFTH AMENDMENT